Exhibit 10.20

REGISTRATION RIGHTS AGREEMENT

by and among

IONIC DIGITAL INC.

and the INVESTORS named herein

Dated: June 26, 2026

TABLE OF CONTENTS

Page

1.	(a)	Definitions	1
	(b)	Interpretation	7

2.	General; Securities Subject to this Agreement		7
	(a)	Grant of Rights	7
	(b)	Registrable Securities	7
	(c)	Holders of Registrable Securities	8
	(d)	Transfer of Registration Rights	8
	(e)	Mandatory Shelf Registration	9
	(f)	Valid Business Reason.	10

3.	Demand Registration		11
	(a)	Request for Demand Registration	11
	(b)	Incidental or “Piggy-Back” Rights with Respect to a Demand Registration	12
	(c)	Effective Demand Registration	12
	(d)	Expenses	13
	(e)	Underwriting Procedures	13
	(f)	Selection of Underwriters	13
	(g)	Withdrawal	14

4.	Incidental or “Piggy-Back” Registration		14
	(a)	Request for Incidental or “Piggy-Back” Registration	14
	(b)	Expenses	15

5.	Form S-3 Registration		15
	(a)	Request for Form S-3 Registration	15
	(b)	Form S-3 Underwriting Procedures	15
	(c)	Limitations on Form S-3 Registrations	16
	(d)	Expenses	16
	(e)	Automatic Shelf Registration Statement	16
	(f)	Shelf Take-Downs	17

6.	Hedging Transactions		18

7.	Holdback Agreements		18
	(a)	Restrictions on Public Sale by the Investors.	18
	(b)	Restrictions on Public Sale by the Company.	19

8.	Registration Procedures		19
	(a)	Obligations of the Company	19
	(b)	Seller Requirements	23
	(c)	Notice to Discontinue	23
	(d)	Registration Expenses	24

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9.	Indemnification; Contribution		24
	(a)	Indemnification by the Company	24
	(b)	Indemnification by the Investors	25
	(c)	Conduct of Indemnification Proceedings	25
	(d)	Contribution	26
	(e)	Primacy of Indemnification	26

10.	Rule 144		27

11.	Listing.		27

12.	Miscellaneous		28
	(a)	Stock Splits, etc.	28
	(b)	No Inconsistent Agreements	28
	(c)	Remedies	28
	(d)	Amendments and Waivers	28
	(e)	Notices	28
	(f)	Consent to Electronic Notice	30
	(g)	Permitted Assignees; Third Party Beneficiaries	30
	(h)	Counterparts	31
	(i)	Headings	31
	(j)	Governing Law	31
	(k)	Jurisdiction	31
	(l)	Waiver Of Jury Trial	32
	(m)	Severability	32
	(n)	Rules of Construction	32
	(o)	Entire Agreement	32
	(p)	Further Assurances	32
	(q)	Other Agreements	32

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REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT dated as of June 26, 2026, by and among Ionic Digital Inc., a Delaware corporation (the “Company”), and the investors that are party to this Agreement from time to time, as set forth herein (individually as an “Investor” and collectively together with their respective permitted affiliates and assigns, the “Investors”).

WHEREAS, on or prior to the date hereof, the Investors have purchased or otherwise acquired shares of the Company’s preferred stock (the “Preferred Stock”) pursuant to that certain Securities Purchase Agreement, dated as of June 26, 2026 (the “Securities Purchase Agreement”);

WHEREAS, the Preferred Stock shall automatically convert into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) in the event of (each, a “Going Public Transaction”) (x) a transaction in which the Company lists its Common Stock on the NYSE or Nasdaq (a “Direct Listing”), (y) a merger or other transaction in which the Common Stock is converted into cash and/or securities, including such a transaction with a special purpose acquisition company on the NYSE or Nasdaq (a “de-SPAC Transaction”), or (z) a firm commitment underwritten public offering of shares of Common Stock (an “Initial Public Offering”);

WHEREAS, on or prior to the date hereof, the Investors have acquired three tranches of five-year warrants to purchase shares of Common Stock at strike prices equating to pre-money equity valuations of $2.4 billion (“Tranche 1”), $2.8 billion (“Tranche 2”) and $3.3 billion (“Tranche 3”, and collectively with Tranches 1 and 2, the “Warrants”), a portion of which Warrants, until expiration of the Lock-Up Period (as defined herein), is non-detachable from and tied to the Preferred Stock or the Conversion Shares as set forth in the Securities Purchase Agreement; and

WHEREAS, to induce the Investors to enter into the Securities Purchase Agreement, the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined herein) under the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. (a) Definitions

. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

“Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person. The term “affiliated” shall have the correlative meaning. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to a Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agreement” means this Registration Rights Agreement as the same may be amended, supplemented, or modified in accordance with the terms hereof.

“Approved Underwriter” has the meaning set forth in Section 3(f) hereof.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Board of Directors” means the board of directors of the Company (or any duly authorized committee thereof).

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of New York are authorized or required to be closed by law or governmental action.

“Closing Price” means, with respect to each type of Registrable Securities, as of the date of determination, (a) if such Registrable Securities are listed on a national securities exchange, the closing price per share or unit of such Registrable Security on such date as officially reported on the principal national securities exchange on which such Registrable Securities are then listed or admitted to trading, including, if applicable, the Nasdaq Official Closing Price as reflected on Nasdaq.com or the official closing price reported on the consolidated tape for any NYSE market; provided that, if no closing price is so reported, the Closing Price shall be the average of the closing bid and asked prices on such date as officially reported on such exchange, or, if no such closing price is so reported, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which such Registrable Securities are then listed or admitted to trading; or (b) if such Registrable Securities are not listed or admitted to trading on any national securities exchange, the last sale price or, if such last sale price is not reported, the average of the high bid and low asked prices on the automatic quotation system on which such Registrable Securities are then listed, as reported by a nationally recognized reporting service selected in good faith by the Company (or any successor thereto); or (c) if on any such date the Registrable Securities are not quoted on any such automatic quotation system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Registrable Securities selected in good faith by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share or unit determined in good faith by the Board of Directors. If trading is conducted on a continuous basis on any exchange, then the closing price shall be as set forth at 4:00 P.M. New York City time.

“Common Stock” has the meaning set forth in the recitals hereto.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Underwriter” has the meaning set forth in Section 4(a) hereof.

“Conversion Shares” has the meaning set forth in the recitals hereto.

“de-SPAC Transaction” has the meaning set forth in the recitals hereto.

“Demand Registration” has the meaning set forth in Section 3(a) hereof.

“Direct Listing” has the meaning set forth in the recitals hereto.

“Disclosure Package” means, with respect to any offering of Registrable Securities, (i) the preliminary Prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including, without limitation, a contract of sale).

“Effectiveness Deadline” has the meaning set forth in Section 2(e)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

“Filing Deadline” has the meaning set forth in Section 2(e)(i) hereof.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form S-3 Shelf Registration Statement” has the meaning set forth in Section 5(f) hereof.

“Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Going Public Transaction” has the meaning set forth in the recitals hereto.

“Hedging Counterparty” means a broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.

“Hedging Transaction” means any transaction involving a security linked to any Registrable Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) promulgated under the Exchange Act) with respect to any Registrable Securities or transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of any Registrable Securities, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

(a) transactions by an Investor in which a Hedging Counterparty engages in short sales of Registrable Securities pursuant to a prospectus and may use Registrable Securities to close out its short position;

(b) transactions pursuant to which an Investor sells short Registrable Securities pursuant to a prospectus and delivers Registrable Securities to close out its short position;

(c) transactions by an Investor in which the Investor delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a prospectus or an exemption from registration under the Securities Act; and

(d) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned securities or, in an event of default in the case of a pledge, sell the pledged securities, in each case, in a public transaction pursuant to a prospectus.

“Incidental Registration” has the meaning set forth in Section 4(a) hereof.

“Incidental Registration Notice” has the meaning set forth in Section 4(a) hereof.

“Indemnified Party” has the meaning set forth in Section 9(c) hereof.

“Indemnifying Party” has the meaning set forth in Section 9(c) hereof.

“Initial Lock-Up Agreement” means, with respect to each Investor, the lock-up undertaking applicable to such Investor set forth in the Securities Purchase Agreement.

“Initial Public Offering” has the meaning set forth in the recitals hereto.

“Initial Registration Statement” has the meaning set forth in Section 2(e)(i) hereof.

“Initiating Holders” means one or more Investors requesting a Demand Registration pursuant to Section 3(a).

“Initiating Shelf Holder” has the meaning set forth in Section 5(f) hereof.

“Inspector” has the meaning set forth in Section 8(a)(i) hereof.

“Investors” means the undersigned parties who are listed on the signature pages, in each case together with their respective affiliates and managed funds that hold Registrable Securities, and any Permitted Assignee that becomes a party hereto.

“Investors’ Counsel” has the meaning set forth in Section 8(a)(i) hereof.

“Liability” has the meaning set forth in Section 9(a) hereof.

“Lock-Up Period” means the period set forth (a) in the Initial Lock-Up Agreement, (b) in any lock-up agreement entered into with the underwriters in connection with the Going Public Transaction, not to exceed 180 days following the effective date of the initial Registration Statement filed in connection with the Going Public Transaction and (c) in any lock-up agreement entered into with the underwriters for any subsequent underwritten public offering, not to exceed 90 days following the effective date of the Prospectus relating to such underwritten public offering.

“Majority Investors” means beneficial owners of Registrable Securities representing more than 50% of the total number of outstanding Registrable Securities.

“Market Price” means, on any date of determination, the average of the daily Closing Price of the applicable type of Registrable Securities for the immediately preceding thirty days on which the national securities exchanges are open for trading; provided, however, that if the Closing Price is determined pursuant to clause (d) of the definition of Closing Price, the “Market Price” means such Closing Price on the date of determination.

“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 5(f) hereof.

“national securities exchange” means those markets or exchanges, as defined under Section 6 of the Exchange Act, on which the Registrable Securities may be listed or admitted to trading.

“New Registration Effectiveness Deadline” has the meaning set forth in Section 2(e)(iii) hereof.

“New Registration Filing Deadline” has the meaning set forth in Section 2(e)(iii) hereof.

“New Registration Statement” has the meaning set forth in Section 2(e)(iii) hereof.

“Non-Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 5(f) hereof.

“OTC Markets” means the electronic inter-dealer quotation system operated by OTC Markets Group Inc. (or any successor thereto), including the OTCQX Best Market, the OTCQB Venture Market and the Pink Open Market (or any successor thereto).

“Permitted Assignee” means, with respect to any Person, to the extent applicable, (i) such Person’s parents, spouse, siblings, siblings’ spouses, children (including stepchildren and adopted children), children’s spouses, grandchildren or grandchildren’s spouses thereof (“Family Members”), (ii) a corporation, partnership or limited liability company, a majority of the beneficial interests of which shall be held by such Person, such Person’s Affiliates and/or such Person’s Family Members, (iii) a trust, the beneficiaries of which are such Person and/or such Person’s Family Members, (iv) such Person’s heirs, executors, administrators, estate or a trust under such Person’s will, (v) an entity described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, that is established by such Person, (vi) any Affiliate of such Person, (vii) any Person to whom such Person transfers Registrable Securities representing at least 5% of the outstanding Common Stock as of the date of such transfer and (viii) if such Person is a corporation, partnership or limited liability company, any wholly-owned subsidiary of such entity or the direct or indirect partners, members, stockholders or Affiliates of such entity.

“Permitted Withdrawal” has the meaning set forth in Section 3(g) hereof.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Pledgee” has the meaning set forth in Section 2(d)(i) hereof.

“Preferred Stock” has the meaning set forth in the recitals hereto.

“Prospectus” means the prospectus related to any Registration Statement (including, without limitation, a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415, 430A, 430B or 430C under the Securities Act, as amended or supplemented by any amendment or prospectus supplement), including post-effective amendments, and all materials incorporated by reference in such prospectus.

“Records” has the meaning set forth in Section 8(a)(viii) hereof.

“Registrable Securities” means, subject to Section 2(b) and Section 2(d)(i) hereof, whether now or hereafter owned by an Investor, any and all (i) Conversion Shares issued or issuable in exchange for the Preferred Stock, (ii) the Warrants and the shares of Common Stock issued or issuable upon exercise of the Warrants (such shares the “Warrant Shares”) and (iii) any other equity security of the Company issued or issuable with respect to any Conversion Shares issued or issuable in exchange for the Preferred Stock, Warrants or Warrant Shares, upon exercise or conversion of convertible or exchangeable securities, by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

“Registration Expenses” has the meaning set forth in Section 8(d) hereof.

“Registration Statement” means a registration statement filed pursuant to the Securities Act.

“S-3 Initiating Holders” means one or more Investors initiating an S-3 Registration pursuant to Section 5(a).

“S-3 Participating Stockholders” has the meaning set forth in Section 5(a) hereof.

“S-3 Registration” has the meaning set forth in Section 5(a) hereof.

“SEC” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or Exchange Act.

“Securities Act” has the meaning set forth in the recitals hereto.

“Securities Purchase Agreement” has the meaning set forth in the recitals hereto.

“Selling Stockholders” has the meaning set forth in Annex B hereto.

“Shelf Take-Down” has the meaning set forth in Section 5(f) hereof.

“underwritten public offering” of securities means a public offering of such securities registered under the Securities Act in which an underwriter, placement agent or other intermediary participates in the distribution of such securities, including, without limitation, a Hedging Transaction in which a Hedging Counterparty participates.

“Underwritten Shelf Take-Down” has the meaning set forth in Section 5(f) hereof.

“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 5(f) hereof.

“Valid Business Reason” has the meaning set forth in Section 2(f) hereof.

“Warrants” has the meaning set forth in the recitals hereto.

“WKSI” means a “well-known seasoned issuer” as defined under Rule 405.

(b) Interpretation. For purposes of this Agreement, unless otherwise noted:

(i) All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor laws, rules, regulations and forms thereto in effect at the time.

(ii) All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successor thereto.

(iii) All references to agreements and other contractual instruments shall be deemed to be references to such agreements or other instruments as they may be amended, waived, supplemented or modified from time to time.

(iv) All references to any amount of securities (including Registrable Securities) shall be deemed to be a reference to such amount measured on an as-converted or as-exercised basis.

2. General; Securities Subject to this Agreement.

(a) Grant of Rights. The Company hereby grants registration rights to the Investors upon the terms and conditions set forth in this Agreement.

(b) Registrable Securities. For the purposes of this Agreement, Registrable Securities held by any Investor will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) such Registrable Securities are otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and such Registrable Securities may be resold without limitation or subsequent registration under the Securities Act; or (iv) the Registrable Securities have ceased to be outstanding.

(c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record or beneficially owns such Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such purchase, conversion, exercise or exchange has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion, exercise or exchange of another security shall be deemed outstanding for the purposes of this Agreement.

(d) Transfer of Registration Rights.

(i) Each Investor may transfer or pledge Registrable Securities with the associated registration rights under this Agreement (including transfers occurring by operation of law or by reason of intestacy) to a Permitted Assignee or a pledgee (“Pledgee”) only if (1) such Permitted Assignee or Pledgee agrees in writing to be bound as an Investor by the provisions of this Agreement, such agreement being substantially in the form of Annex A hereto, and (2) (A) immediately following such transfer or pledge, the further disposition or transfer of such Registrable Securities by such Permitted Assignee or Pledgee would be restricted under the Securities Act and, in the opinion of counsel reasonably satisfactory to the Company, the entire amount of all such Registrable Securities could not be sold in a single sale, without any limitation as to volume or manner of sale pursuant to Rule 144 promulgated under the Securities Act or (B) such Permitted Assignee, together with its Affiliates, beneficially owns Registrable Securities representing more than 5% of the outstanding shares of Common Stock as of the date of such transfer. Upon any transfer or pledge of Registrable Securities other than as set forth in this Section 2(d), such securities shall no longer constitute Registrable Securities, except that any Registrable Securities that are pledged or made the subject of a Hedging Transaction, which Registrable Securities are not ultimately disposed of by the Investor pursuant to such pledge or Hedging Transaction shall be deemed to remain “Registrable Securities,” notwithstanding the release of such pledge or the completion of such Hedging Transaction.

(ii) Subject to Section 2(b) hereof, if an Investor assigns its rights under this Agreement in connection with the transfer of less than all of its Registrable Securities, the Investor shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If an Investor assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, such Investor shall have no further rights or obligations under this Agreement, except under Section 9 hereof in respect of offerings in which it participated.

(e) Mandatory Shelf Registration.

(i) Mandatory Registration. The Company shall, as promptly as reasonably practicable and in any event no later than 60 days after the consummation of a Going Public Transaction (the “Filing Deadline”), prepare and file with the SEC an initial Registration Statement (the “Initial Registration Statement”) on Form S-1 (or, if the Company is then eligible, Form S-3) covering the resale of all Registrable Securities. The Company may satisfy such requirement by electing to cover the resale of all Registrable Securities on the Registration Statement relating to the Going Public Transaction. Before filing the Registration Statement, the Company shall furnish the Investors with a copy of the Registration Statement. Subject to any SEC comments, such Registration Statement shall include the plan of distribution substantially in the form attached hereto as Annex B, or, in the case of the Registration Statement relating to the Going Public Transaction, Annex C. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder of securities of the Company without the prior written consent of the Majority Investors. The Company shall (a) use commercially reasonable efforts to address in each such document prior to being so filed with the SEC such comments as the Investors or Investors’ Counsel shall reasonably propose, and (b) not file any Registration Statement or Prospectus or any amendment or supplement thereto containing information regarding the Investor to which such Investor reasonably objects, unless such information is required to comply with any applicable law or regulation. The Investors shall furnish all information reasonably requested by the Company and as shall be reasonably required in connection with any registration referred to in this Agreement. The Company shall use its reasonable best efforts to keep the Initial Registration Statement continuously effective, supplemented and amended, until such date as there are no longer any Registrable Securities (including by filing one or more subsequent shelf registration statements if any shelf ceases to be effective), and shall use its reasonable best efforts to convert the Form S-1 to a Form S-3 as soon as practicable after the Company becomes eligible to use Form S-3.

Within 10 Business Days after the Warrants (or any portion of them) become separately transferable, the Company shall file a new Registration Statement, or amend or supplement the Initial Registration Statement, to cover the resale of the Warrants, unless they are already covered by an effective Registration Statement.

(ii) Effectiveness. The Company shall use its reasonable best efforts to have the Initial Registration Statement and any amendment declared effective by the SEC at the earliest possible date but no later than the earlier of (a) the 60th calendar day following the initial filing date of the Initial Registration Statement if the SEC notifies the Company that it will “review” the Initial Registration Statement and (b) the 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Initial Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Deadline”); provided, however, that such Effectiveness Deadline shall not apply in the event that the Registrable Securities are included on the Registration Statement relating to the Going Public Transaction. The Company shall notify the Investors by e-mail as promptly as practicable, and in any event, within 12 hours, after the Registration Statement is declared effective or is supplemented and shall provide the Investors with copies of any Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. The Company shall use reasonable best efforts to keep the Initial Registration Statement continuously effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investors of all of the Registrable Securities covered thereby at all times. The Initial Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(iii) Sufficient Number of Shares Registered. In the event the number of shares available under the Initial Registration Statement at any time is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Initial Registration Statement or file a new registration statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten Business Days after the necessity therefor arises (the “New Registration Filing Deadline”). The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof but no later than the earlier of (a) the 60th calendar day following the initial filing date of the New Registration Statement if the SEC notifies the Company that it will “review” the New Registration Statement and (b) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the New Registration Statement will not be “reviewed” or will not be subject to further review (the earlier of such dates, the “New Registration Effectiveness Deadline”). The provisions of Section 2(e)(i) and Section 2(e)(ii) shall apply to the New Registration Statement, except as modified hereby.

(f) Valid Business Reason. If (1) the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially impede, delay or interfere with any proposed financing, offer and sale of securities, acquisition, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company or because such registration would require the Company to disclose material nonpublic information that would not otherwise be required to be disclosed under applicable law, (2) the Company has a bona fide business purpose for preserving the confidentiality of such proposed transaction or information and (3) the Company has prohibited its executive officers and directors from purchasing, selling or otherwise transacting in the Company’s securities as a result of the proposed transaction or information pursuant to the Company’s securities trading policies (a “Valid Business Reason”), (x) the Company may postpone filing a Registration Statement (but not the preparation of the Registration Statement), delay the effectiveness of the Initial Registration Statement or any other Registration Statement, or suspend the use of any Prospectus until such Valid Business Reason no longer exists, but in no event (i) for more than 60 consecutive days per occasion or (ii) for a total of more than 120 total days in any 12 month period after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than 30 consecutive days have passed since such postponement, the Initiating Holders may request a new Registration Statement (which request shall not be counted as a Demand Registration for purposes of Section 3(a) below) or request the prompt amendment or supplement of such Registration Statement).

The Company shall (a) give written notice to all Investors of its determination to postpone filing, amending or supplementing a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof and (b) use commercially reasonable efforts to terminate any delay caused by a Valid Business Reason as promptly as practicable. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, amendment or supplement under this Section 2(f) due to a Valid Business Reason (i) for more than 60 consecutive days per occasion or (ii) for a total of more than 120 days in any 12-month period. Each request for a Demand Registration by the Initiating Holders shall state the type and amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

3. Demand Registration.

(a) Request for Demand Registration.

To the extent permitted by applicable law and regulations, at any time beginning 180 days after the effective date of the Registration Statement for, or the date of, the Going Public Transaction, any Initiating Holder may make a written request to the Company to register, and the Company shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8), in accordance with the terms of this Agreement (a “Demand Registration”), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect (i) more than (x) one such Demand Registration in any 12 month period and (y) four such Demand Registrations in the aggregate initiated by the Investors, (ii) a Demand Registration if the Initiating Holders propose to sell Registrable Securities in such Demand Registration at an anticipated aggregate offering price (calculated based upon the Market Price of the Registrable Securities on the date on which the Company receives the written request for such Demand Registration) to the public of less than $40,000,000 (calculated prior to any reduction by an underwriter pursuant to Section 3(e)) unless such Demand Registration includes all of the then-outstanding Registrable Securities held by the applicable Initiating Holder or (iii) any such Demand Registration within the Lock-Up Period (or such shorter period as the Company may determine in its sole discretion) after the effective date of any other Registration Statement of the Company (other than a Registration Statement on Form S-4 or S-8).

If the Board of Directors, in its good faith judgment, determines that a Valid Business Reason exists, (x) the Company may postpone filing a Registration Statement (but not the preparation of the Registration Statement) relating to a Demand Registration or suspend the use of any Prospectus until such Valid Business Reason no longer exists, but in no event (i) for more than 60 consecutive days per occasion or (ii) for a total of more than 120 days in any 12 month period after the date when the Demand Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to a Demand Registration, the Company may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than 60 consecutive days have passed since such postponement, the Initiating Holders may request a new Demand Registration (which request shall not be counted as an additional Demand Registration for purposes of this Section 3(a)) or request the prompt amendment or supplement of such Registration Statement).

The Company shall (a) give written notice to all Investors of its determination to postpone filing, amending or supplementing a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof and (b) use commercially reasonable efforts to terminate any delay caused by a Valid Business Reason as promptly as practicable. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing, amendment or supplement under this Section 3(a) due to a Valid Business Reason (i) for more than 60 consecutive days per occasion or (ii) for a total of more than 120 days in any 12-month period. Each request for a Demand Registration by the Initiating Holders shall state the type and amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

(b) Incidental or “Piggy-Back” Rights with Respect to a Demand Registration.

Any Investor that has not requested a registration under Section 3(a) hereof may, pursuant to this Section 3(b), offer its Registrable Securities under any Demand Registration. The Company shall (i) as promptly as practicable, but in no event later than 5 Business Days after the receipt of a request for a Demand Registration from the Initiating Holders, give written notice thereof to all of the Investors (other than Initiating Holders), which notice shall specify the type and number of Registrable Securities subject to the request for Demand Registration and the intended method of disposition of such Registrable Securities, and (ii) subject to Section 3(e) hereof, include in the Registration Statement filed pursuant to the Demand Registration all of the Registrable Securities held by such Investors from whom the Company has received a written request for inclusion therein within 5 Business Days of the date on which the Company sent the written notice referred to in clause (i) above. Each such request by such Investors shall specify the type and number of Registrable Securities proposed to be registered. The failure of any Investor to respond within such five Business Day period referred to in clause (ii) above shall be deemed to be a waiver of such Investor’s rights under this Section 3(b) with respect to such Demand Registration. Any Investor may waive its rights under this Section 3(b) by giving written notice to the Company.

(c) Effective Demand Registration.

Subject to Section 3(a), the Company shall use its reasonable best efforts (taking into account, among other things, accounting and regulatory matters) to file a Registration Statement relating to the Demand Registration and to use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as practicable after it receives a request under Section 3(a) hereof and to remain continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold or (ii) 180 days.

(d) Expenses.

Except as provided in Section 3(g) or 8(d) hereof, the Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective.

(e) Underwriting Procedures.

If the Initiating Holders so elect, the Company shall use its commercially reasonable efforts to cause the offering made pursuant to such Demand Registration pursuant to this Section 3 to be in the form of a firm commitment underwritten public offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f) hereof. In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Investor making a request for inclusion of such Registrable Securities pursuant to Section 3(a) or 3(b) hereof shall be included in such underwritten offering unless such Investor accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lockup agreement terms), and then only in such quantity as set forth below. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the Registrable Securities in such offering, then the Company shall include in such Demand Registration, to the extent of the amount that the Approved Underwriter believes may be sold without causing such material adverse effect, first, such number of Registrable Securities of the Investors that are participating in such offering pursuant to Section 3(a) or 3(b) hereof, which Registrable Securities shall be allocated pro rata among the Investors participating in the offering, based on the aggregate number of Registrable Securities held by each such Investor, second, any other securities of the Company requested by any other holders (including any other Investors) to be included in such registration, pro rata among such other holders based on the number of securities held by each such holder, except to the extent any such holders have agreed under existing agreements to grant priority with regard to participation in such offering to any other holders of securities of the Company, and third, securities offered by the Company for its own account.

(f) Selection of Underwriters. If any Demand Registration or S-3 Registration, as the case may be, of Registrable Securities is in the form of an underwritten public offering, the Initiating Holders or S-3 Initiating Holders, as the case may be, shall select and obtain one or more investment banking firms of national or regional reputation to act as the managing underwriter or underwriters of the offering; provided, however, that such firm or firms shall, in any case, also be approved by the Company, such approval not to be unreasonably withheld, delayed or conditioned. If any S-3 Registration of Registrable Securities is in the form of a Hedging Transaction, the S-3 Initiating Holders shall select and obtain an investment banking firm of national or regional reputation to act as the Hedging Counterparty of the Hedging Transaction; provided, however, that such firm shall, in any case, also be approved by the Company, such approval not to be unreasonably withheld, delayed or conditioned. An investment banking firm or firms selected pursuant to this Section 3(f) shall be referred to as the “Approved Underwriter” herein.

(g) Withdrawal. The Initiating Holders shall be entitled to withdraw or revoke a request for a Demand Registration without the prior written consent of the Company if (i) such withdrawal or revocation is as a result of facts or circumstances arising after the date on which a request for a Demand Registration was made and the Initiating Holders reasonably determine that participation in such registration would have a material adverse effect on the Initiating Holders, (ii) the Closing Price is more than twenty percent lower than the Closing Price on the date the Initiating Holders requested such Demand Registration or (iii) the Initiating Holders agree to pay all fees and expenses incurred by the Company in connection with such withdrawn registration (each, a “Permitted Withdrawal”). If a Permitted Withdrawal occurs, the related Demand Registration shall not be counted as a Demand Registration for purposes of Section 3(a) hereof. Any Permitted Withdrawal shall constitute and effect an automatic withdrawal by all other Initiating Holders and any other Investor participating in such Demand Registration pursuant to the provisions of Section 3(b) hereof.

4. Incidental or “Piggy-Back” Registration.

(a) Request for Incidental or “Piggy-Back” Registration.

If the Company proposes to file a Registration Statement with respect to an offering of Common Stock, or Warrants by the Company for its own account (other than a Registration Statement on Form S-4 or S-8) or for the account of any stockholder of the Company other than Investors pursuant to Sections 3 and 5 hereof, then the Company shall give written notice (an “Incidental Registration Notice”) of such proposed filing to each of the Investors at least ten Business Days before the anticipated filing date, which notice shall describe the proposed registration and distribution and offer such Investors the opportunity to register the number of Registrable Securities that each such Investor may request (an “Incidental Registration”). Any such request by an Investor must be made in writing and received by the Company within five Business Days of the date on which the Company sent the Incidental Registration Notice. The failure of any Investor to respond to an Incidental Registration Notice within five Business Days shall be deemed a waiver of such Investor’s rights under this Section 4(a) with respect to such Incidental Registration. The Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each Investor who has requested in writing to participate in the Incidental Registration pursuant to this Section 4(a) to include the number of such Investor’s Registrable Securities indicated by such Investor in such offering on the same terms and conditions as the Company or the account of such other stockholder, as the case may be, included therein. Any withdrawal of the Registration Statement by the Company for any reason shall constitute and effect an automatic withdrawal of any Incidental Registration related thereto. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Investors thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter (including, without limitation, offering price, underwriting commissions or discounts and lockup agreement terms), and then only in such quantity as set forth below. If the Company Underwriter determines that the aggregate amount of the securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the securities in such offering, then the Company shall include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such material adverse effect, first, (i) all of the securities to be offered for the account of the Company, in the case of a Company initiated Incidental Registration or (ii) all of the securities to be offered for the account of the stockholders who have requested such Incidental Registration, pro rata among such requesting stockholders based on the number of securities held by each such holder, second, any Registrable Securities and any other shares of Common Stock, or Warrants, as applicable, requested by holders thereof in the case of an Incidental Registration initiated by the Company or by stockholders of the Company to be included in such registration (to the extent that the holders of such securities do not have priority to be included in such registration), pro rata among the Investors and such other holders based on the number of securities held by each such holder, and third, all of the securities to be offered for the account of the Company, in the case of an Incidental Registration initiated by any stockholder of the Company.

(b) Expenses. Except as provided in Section 8(d) hereof, the Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

5. Form S-3 Registration.

(a) Request for Form S-3 Registration. Upon the Company becoming eligible for use of Form S-3 under the Securities Act in connection with a secondary public offering of its equity securities, in the event that the Company shall receive from any S-3 Initiating Holders a written request that the Company register under the Securities Act on Form S-3 (an “S-3 Registration”) the sale of all or a portion of the Registrable Securities owned by such S-3 Initiating Holder (which S-3 Registration may be a shelf registration pursuant to Rule 415 promulgated under the Securities Act, in which case the provisions of Section 5(f) shall apply), the Company shall give written notice of such request to all of the other Investors (other than S-3 Initiating Holders) as promptly as practicable but in no event later than ten Business Days before the anticipated filing date of such Form S-3, which notice shall describe the proposed registration, the intended method of disposition of such Registrable Securities and any other information that at the time would be appropriate to include in such notice, and offer such other Investors the opportunity to register the number of Registrable Securities as each such Investor may request in writing to the Company, given within ten Business Days of the date on which the Company sent the written notice of such registration. Each request for an S-3 Registration by an S-3 Initiating Holder shall state the type and number of the Registrable Securities proposed to be registered and the intended method of disposition thereof. With respect to each S-3 Registration, the Company shall, subject to Section 5(b) hereof, (i) include in such offering the Registrable Securities of the S-3 Initiating Holders and the Investors who have requested in writing to participate in such registration on the same terms and conditions as the Registrable Securities of the S-3 Initiating Holders included therein (collectively, the “S-3 Participating Stockholders”) and (ii) use its commercially reasonable efforts to file a Registration Statement relating to the S-3 Registration (taking into account, among other things, accounting and regulatory matters) and to use its commercially reasonable efforts to cause such Registration Statement to become effective as promptly as practicable after it receives a request under this Section 5(a). Notwithstanding the foregoing, immediately upon determination of the price at which such Registrable Securities are to be sold in an S-3 Registration that is a firm commitment underwritten public offering, if such price is below the price which the S-3 Initiating Holders find acceptable, the S-3 Initiating Holders shall then have the right, by written notice to the Company, to withdraw their Registrable Securities from being included in such offering; provided, that such a withdrawal by the S-3 Initiating Holders shall constitute and effect an automatic withdrawal by all other S-3 Participating Stockholders. If the S-3 Initiating Holders request, and if the Company is a WKSI, the Company shall cause such S-3 Registration to be made pursuant to an Automatic Shelf Registration Statement and may omit the names of the S-3 Participating Stockholders and the amount of the Registrable Securities to be offered thereunder.

(b) Form S-3 Underwriting Procedures. If the S-3 Initiating Holders so elect, the Company shall cause such S-3 Registration pursuant to this Section 5 to be in the form of a firm commitment underwritten public offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f) hereof. In connection with any S-3 Registration under this Section 5 involving an underwritten public offering, none of the Registrable Securities held by any Investor making a request for inclusion of such Registrable Securities pursuant to Section 5(a) hereof shall be included in such underwritten offering unless such Investor accepts the terms of the offering as agreed upon by the Company, the S-3 Initiating Holders and the Approved Underwriter (including, without limitation, offering price, underwriting commissions and discounts and lockup agreement terms) and then only in such quantity as set forth below. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the distribution or sales price of the Registrable Securities in such offering then the Company shall include in such offering, to the extent of the amount that the Approved Underwriter believes may be sold without causing such material adverse effect, first, such number of Registrable Securities of the Investors participating in the offering under Section 5(a) hereof, which Registrable Securities shall be allocated pro rata among such Investors participating in the offering, based on the number of Registrable Securities held by each such Investor, second, any other securities of the Company requested by holders thereof to be included in such registration, except to the extent any such holders have agreed under existing agreements to grant priority with regard to participation in such offering to any other holders of securities of the Company, and third, securities offered by the Company for its own account.

(c) Limitations on Form S-3 Registrations. If the Board of Directors, in its good faith judgment, determines that a Valid Business Reason exists, (x) the Company may postpone filing a Registration Statement relating to an S-3 Registration (but not the preparation of the Registration Statement) until such Valid Business Reason no longer exists, but in no event (i) on more than two occasions or (ii) for more than 30 consecutive days per occasion or (iii) for a total of more than 60 days in any 12 month period after the date when the S-3 Registration was requested or, if later, after the occurrence of the Valid Business Reason and (y) in case a Registration Statement has been filed relating to an S-3 Registration, the Company may postpone amending or supplementing such Registration Statement (in which case, if the Valid Business Reason no longer exists or if more than 30 consecutive days have passed since such postponement, the S-3 Initiating Holders may request the prompt amendment or supplement of such Registration Statement or a new S-3 Registration). The Company shall (a) give written notice to all Investors of its determination to postpone or delay amending or supplementing a Registration Statement and of the fact that the Valid Business Reason for such postponement or delay no longer exists, in each case, promptly after the occurrence thereof and (b) use commercially reasonable efforts to terminate any delay caused by a Valid Business Reason as promptly as practicable. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing or delay amending or supplementing a filing under this Section 5(c) due to a Valid Business Reason (i) on more than two occasions or for more than 30 consecutive days or (ii) for a total of more than 60 days in any 12 month period. In addition, the Company shall not be required to effect any registration pursuant to Section 5(a) hereof (i) within the Lock-Up Period, (ii) if Form S-3 is not available for such offering by the S-3 Initiating Holders or (iii) if the S-3 Initiating Holders, together with the Investors (other than S-3 Initiating Holders) registering Registrable Securities in such registration, propose to sell their Registrable Securities at an aggregate price (calculated based upon the Market Price of the Registrable Securities on the last date on which the Company could receive requests for inclusion in such S-3 Registration under Section 5(a) hereof) to the public of less than $20,000,000.

(d) Expenses. Except as provided in Section 8(d) hereof, the Company shall bear all Registration Expenses in connection with any S-3 Registration pursuant to this Section 5, whether or not such S-3 Registration becomes effective.

(e) Automatic Shelf Registration Statement. After the Registration Statement with respect to an S-3 Registration that is an Automatic Shelf Registration Statement becomes effective, upon written request by an S-3 Initiating Holder, the Company shall, as promptly as practicable after receiving such request, (i) file with the SEC a prospectus supplement naming the S-3 Participating Stockholders as selling stockholders and the amount of Registrable Securities to be offered and include, to the extent not included or incorporated by reference in the Registration Statement, any other information omitted from the Prospectus used in connection with such Registration Statement as permitted by Rule 430B promulgated under the Securities Act (including the plan of distribution and the names of any underwriters, placement agents or brokers) and (ii) pay any necessary filing fees to the SEC within the time period required.

(f) Shelf Take-Downs. Any Investor (an “Initiating Shelf Holder”) that holds Registrable Securities included in a Form S-3 that provides for offers and sales of Registrable Securities on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a “Form S-3 Shelf Registration Statement”) may initiate an offering or sale of all or part of such Registrable Securities (a “Shelf Take-Down”), in which case the provisions of this Section 5(f) shall apply. Unless otherwise required pursuant to clauses (i) and (ii) below, no S-3 Initiating Holder shall be required to provide any other Investors with notice of a proposed Shelf Take-Down. For the avoidance of doubt, it is understood and agreed that a Shelf Take-Down shall not be considered a Demand Registration for purposes of Section 3 hereof.

(i) If in connection with any Shelf Take-Down in which the S-3 Initiating Holder proposes to sell Registrable Securities to the public at an aggregate price to the public in excess of $20,000,000, the S-3 Initiating Holders so elect in a written request delivered to the Company (an “Underwritten Shelf Take-Down Notice”), a Shelf Take-Down may be in the form of an underwritten public offering (an “Underwritten Shelf Take-Down”) and, subject to the limitations set forth in the proviso to Section 5(a), the Company shall file and effect an amendment or supplement to its Form S-3 Shelf Registration Statement for such purpose as soon as practicable. Such S-3 Initiating Holders shall indicate in such Underwritten Shelf Take-Down Notice whether it intends for such Underwritten Shelf Take-Down to involve a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the underwriters (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, the Company shall promptly (but in any event no later than three Business Days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other S-3 Participating Stockholders and shall permit the participation of all such S-3 Participating Stockholders that request inclusion in such Marketed Underwritten Shelf Take-Down who respond in writing within ten Business Days after the receipt of such notice of their election to participate. The provisions of Section 5(b) (other than the first sentence thereof) shall apply with respect to the right of the Initiating Shelf Holder and any other Shelf Holder to participate in any Underwritten Shelf Take-Down.

(ii) If any Initiating Shelf Holder desires to effect a Shelf Take-Down that does not constitute a Marketed Underwritten Shelf Take-Down (a “Non-Marketed Underwritten Shelf Take-Down”), such Initiating Shelf Holder shall so indicate in a written request delivered to the Company no later than two Business Days prior to the expected date of such Non-Marketed Underwritten Shelf Take-Down, which request shall include (A) the total number of Registrable Securities expected to be offered and sold in such Non-Marketed Underwritten Shelf Take-Down, (B) the expected plan of distribution of such Non-Marketed Underwritten Shelf Take-Down and (C) the action or actions required (including the timing thereof) in connection with such Non-Marketed Underwritten Shelf Take-Down, and, subject to the limitations set forth in Section 5(c), the Company shall file and effect an amendment or supplement to its Form S-3 Shelf Registration Statement for such purpose as soon as practicable.

6. Hedging Transactions.

(a) In any S-3 Registration, the S-3 Initiating Holders may (on behalf of themselves and the Investors) elect to engage in a Hedging Transaction. The Company agrees that, in connection with any proposed Hedging Transaction, if, in the reasonable judgment of the S-3 Initiating Holders (after good-faith consultation with counsel to the Company), it is necessary or desirable to register under the Securities Act such Hedging Transaction or sales or transfers (whether short or long) of Registrable Securities in connection therewith, then the Company shall use commercially reasonable efforts to take such actions (which may include, among other things, the filing of a prospectus supplement or post-effective amendment to a Registration Statement to include additional or changed information that is material or is otherwise required to be disclosed, including, without limitation, a description of such Hedging Transaction, the name of the Hedging Counterparty, identification of the Hedging Counterparty or its Affiliates as underwriters or potential underwriters, if applicable, or any change to the plan of distribution) as may reasonably be required to register such Hedging Transaction or sales or transfers of Registrable Securities in connection therewith under the Securities Act in a manner consistent with the rights and obligations of the Company hereunder with respect to the registration of Registrable Securities. Any information regarding the Hedging Transaction included in a Registration Statement, Prospectus or Free Writing Prospectus pursuant to this Section 6(a) shall, for purposes of Section 9 hereof, be deemed to be information provided by the Investor that is party to such Hedging Transaction and is selling Registrable Securities pursuant to such Registration Statement for purposes of Section 9 hereof.

(b) The selection of any Hedging Counterparty shall not be subject to Section 3(f) hereof, but the Hedging Counterparty shall be selected by the Investors holding a majority of the Registrable Securities subject to the Hedging Transaction that are proposed to be included in such Registration Statement.

(c) If in connection with a Hedging Transaction, a Hedging Counterparty or any Affiliate thereof is (or may be considered) an underwriter or selling stockholder, then it shall be required to provide customary indemnities to the Company regarding the plan of distribution and like matters.

7. Holdback Agreements.

(a) Restrictions on Public Sale by the Investors.

(i) Each Investor agrees to enter into an Initial Lock-Up Agreement.

(ii) To the extent requested by the Approved Underwriter or the Company Underwriter, as the case may be, in the case of an underwritten public offering, each Investor (other than any Pledgee or Hedging Counterparty) agrees (x) not to effect any public sale or distribution of any Registrable Securities or of any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any successor rule or regulation) promulgated under the Securities Act, or offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or enter into any hedging or similar transaction with the same economic effect as a sale of, any Registrable Securities during the Lock-Up Period (subject to any applicable exceptions provided in the Initial Lock-Up Agreement) and (y) except as otherwise consented to by the Company, not to make any request for a Demand Registration or S-3 Registration under this Agreement that would require the filing of a registration during the Lock-Up Period except as part of such underwritten public offering.

(b) Restrictions on Public Sale by the Company. Unless the Company shall have received the prior written consent of the Majority Investors, the Company agrees not to (i) effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on Form S-4 or S-8), (ii) file any Registration Statements relating to the registration of securities for the Company’s account (except pursuant to registrations on Form S-4 or S-8), or (iii) make any public announcements related to clause (i) or (ii), in each case, during the period beginning on the effective date of any Registration Statement relating to a registration in which the Investors are participating and ending on the earlier of (x) the date on which all Registrable Securities registered on such Registration Statement are sold and (y) the Lock-Up Period (except as part of such registration), provided, however, that the restrictions set forth in this Section 7(b) shall apply only to the extent that the Investors are subject to comparable restrictions in connection with an applicable underwritten public offering.

8. Registration Procedures.

(a) Obligations of the Company. Whenever registration of Registrable Securities has been requested or required pursuant to Section 3, Section 4 or Section 5 hereof, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall:

(i) use its reasonable best efforts (taking into account, among other things, accounting and regulatory matters) to, as promptly as practicable, prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including, without limitation, any documents incorporated by reference therein), or before using any Free Writing Prospectus, the Company shall provide one firm of legal counsel selected by the Investors holding a majority of the Registrable Securities being registered in such registration (“Investors’ Counsel”), any managing underwriter or broker/dealer participating in any disposition of such Registrable Securities pursuant to a Registration Statement and any attorney retained by any such managing underwriter or broker/dealer (each, an “Inspector” and collectively, the “Inspectors”) with an opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) and each Free Writing Prospectus to be filed with the SEC, subject to such documents being under the Company’s control, and (y) the Company shall notify the Investors’ Counsel and each seller of Registrable Securities pursuant to such Registration Statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(ii) use its commercially reasonable efforts to, as promptly as practicable, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) one hundred twenty (120) days (or, in the case of an S-3 Registration, three years from the effective date of the Registration Statement if such Registration Statement is filed pursuant to Rule 415 promulgated under the Securities Act) and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (or, if such Registration Statement is an Automatic Shelf Registration Statement, on the third anniversary of the date of filing of such Automatic Shelf Registration Statement); provided, however, that, in the case of the Initial Registration Statement, the Company shall instead keep such Registration Statement continuously effective in accordance with Section 2(e) until there are no longer any Registrable Securities; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

(iii) furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the Prospectus included in such Registration Statement (including each preliminary Prospectus), any Prospectus filed under Rule 424 under the Securities Act and any Free Writing Prospectus as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(iv) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and continue such registration or qualification in effect in such jurisdiction for as long as any such seller reasonably requests and do any and all other acts and things that may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

(v) as soon as possible following its actual knowledge thereof, notify each seller of Registrable Securities: (A) when a Prospectus, any Prospectus supplement, any Free Writing Prospectus, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement, related Prospectus or Free Writing Prospectus or for additional information; (C) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (D) of the existence of any fact or happening of any event of which the Company has knowledge which makes any statement of a material fact in such Registration Statement, related Prospectus or Free Writing Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement, Prospectus or Free Writing Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(vi) upon the occurrence of any event contemplated by Section 8(a)(v)(D) hereof or, subject to Sections 3(a) and 5(c) hereof, the existence of a Valid Business Reason use its reasonable best efforts to prepare as soon as possible a supplement or amendment to such Registration Statement, related Prospectus or Free Writing Prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to, or amendment of, such Registration Statement, Prospectus or Free Writing Prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such Prospectus or Free Writing Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii) enter into customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Section 3, Section 4 or Section 5 hereof, as the case may be) and take such other commercially reasonable actions as are reasonably required in order to facilitate the disposition of Registrable Securities and shall provide all reasonable cooperation, including causing its appropriate officers to attend and participate in “road shows” and other information meetings organized by the Approved Underwriter or Company Underwriter, if and as applicable, and causing counsel to the Company to deliver customary legal opinions in connection with any such underwriting agreements;

(viii) make available at reasonable times for inspection by any Inspector all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the Company’s independent registered public accounting firm, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each Inspector agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, promptly give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(ix) if such sale is pursuant to an underwritten public offering, obtain a “cold comfort” letter addressed to the underwriters and Investors dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent registered public accounting firm in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter reasonably requests;

(x) furnish an opinion of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

(xi) comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than fifteen months after the effective date of the Registration Statement, an earnings statement covering a period of twelve months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act;

(xii) cause any Registrable Securities included in the Registration Statement to be listed on a national securities exchange or quoted on the OTC Markets, as applicable, and on each securities exchange or quotation system on which the applicable type of Registrable Securities is then listed or quoted;

(xiii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(xiv) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities, as may be reasonably necessary by virtue of the business and operations of the Company to enable the seller or sellers of Registrable Securities to consummate the disposition of such Registrable Securities;

(xv) provide a transfer agent or warrant agent and registrar for the Registrable Securities and a CUSIP number for each type of the Registrable Securities;

(xvi) cooperate with the holders of Registrable Securities to facilitate the timely preparation and delivery of certificates or uncertificated shares representing the Registrable Securities to be sold pursuant to such Registration Statement, free of any restrictive legends and registered in such names as such holders may reasonably request, it being understood that the Company may satisfy this obligation through the use of The Depository Trust Company’s Direct Registration System;

(xvii) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby and reasonably cooperate with the holders or underwriters (in the case of an underwritten offering) of such Registrable Securities to facilitate the disposition of such Registrable Securities pursuant thereto;

(xviii) within the deadlines specified by the Securities Act and the rules promulgated thereunder, make all required filings of all prospectuses and Free Writing Prospectuses with the SEC; and

(xix) within the deadlines specified by the Securities Act and the rules promulgated thereunder, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby).

(b) Seller Requirements. In connection with any offering under any Registration Statement under this Agreement, each Investor (i) shall promptly furnish to the Company in writing such information with respect to such Investor and the intended method of disposition of its Registrable Securities as the Company may reasonably request or as may be required by law or regulations for use in connection with any related Registration Statement or Prospectus (or amendment or supplement thereto) and all information required to be disclosed in order to make the information previously furnished to the Company by such Investor not contain a material misstatement of fact or necessary to cause such Registration Statement or Prospectus (or amendment or supplement thereto) not to omit a material fact with respect to such Investor necessary in order to make the statements therein not misleading; (ii) shall comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and the disposition of the Registrable Securities; and (iii) shall not use any Free Writing Prospectus without the prior written consent of the Company. If any seller of Registrable Securities fails to provide such information required to be included in such Registration Statement by applicable securities laws or otherwise necessary or desirable in connection with the disposition of such Registrable Securities in a timely manner after written request therefor, the Company may exclude such seller’s Registrable Securities from a registration under Sections 3, 4 or 5 hereof.

(c) Notice to Discontinue. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 8(a)(v)(D) hereof or, subject to Section 3(a) and 5(c) hereof, the existence of Valid Business Reason, such Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 8(a)(vi) hereof (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the Prospectus or Free Writing Prospectus is once again permitted); provided, that the foregoing shall not (x) limit the right of any Investor to settle any sale of Registrable Securities for which a contract for sale was entered into prior to such Investor’s receipt of such notice, and the Company shall cause its transfer agent to deliver un-legended shares of Common Stock to the relevant transferee in accordance with such sale, or (y) limit the right of any Investor to sell or otherwise dispose of Registrable Securities pursuant to Rule 144 or any other exemption from the registration requirements of the Securities Act. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 8(a) (ii) hereof) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 8(a)(v)(D) hereof to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by and meeting the requirements of Section 8(a)(vi) hereof (or if no supplemental or amended prospectus or Free Writing Prospectus is required, upon confirmation from the Company that use of the Prospectus or Free Writing Prospectus is once again permitted).

(d) Registration Expenses. Except as provided under the last sentence of this Section 8(d), the Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation (i) all expenses, including filing fees, in connection with the preparation and filing of the Registration Statement, preliminary prospectus or final prospectus and amendments and supplements thereto, (ii) SEC, stock exchange and FINRA registration (including any counsel retained in connection with FINRA registration) and filing fees, (iii) transfer agents’ and registrars’ fees and expenses, (iv) all expenses with respect to road shows, (v) all fees and expenses incurred in complying with state securities or “blue sky” laws (including reasonable fees, charges and disbursements of one firm or counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (vi) all printing, messenger and delivery expenses, (vii) the fees, charges and expenses of counsel to the Company and of its independent registered public accounting firm and the reasonable and documented legal fees, charges and expenses of Investors’ Counsel in an amount not to exceed $75,000 and (viii) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon, Incidental Registration, Mandatory Shelf Registration or S-3 Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 8(d) are referred to herein as “Registration Expenses.” The holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to the registration and sale of such Investors’ Registrable Securities and shall, other than as set forth in clause (vii) above, bear the fees and expenses of their own counsel.

9. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Investor, its partners, directors, officers, Affiliates, stockholders, members, employees, trustees, agents, representatives and advisors and each Person who controls (within the meaning of Section 15 of the Securities Act) such Investor from and against any and all losses, claims, damages, liabilities, judgments, fines, penalties, charges and expenses, or any action or proceeding in respect thereof (including reasonable costs of investigation, court costs, costs of preparation, amounts paid in settlement and reasonable attorneys’ fees and expenses) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon (a) any untrue, or allegedly untrue, statement of a material fact contained in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto; (b) the omission or alleged omission to state in the Disclosure Package, the Registration Statement, the Prospectus, any Free Writing Prospectus or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made; and (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities or “blue sky” laws, or any rule or regulation thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any such Registration Statement, and, subject to the provisions of this Section 9, will reimburse each such indemnified person, for any legal and any other expenses reasonably incurred, as they are incurred, in connection with investigating and defending or settling any such Liability; provided, however, that the Company shall not be held liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto in reliance upon and in conformity with information concerning such Investor furnished in writing to the Company by or on behalf of such Investor, and reviewed and approved in writing by such Investor, expressly for use therein; provided, further, that, with respect to any superseded Disclosure Package, Registration Statement, Prospectus or Free Writing Prospectus, the foregoing indemnity shall not inure to the benefit of any indemnified person from whom the Person asserting the Liability purchased Registrable Securities to the extent that the untrue statement or omission was corrected in a revised document and the Company timely made such corrected document available to such indemnified person and promptly advised such indemnified person in writing not to use the superseded document. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investors. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified person and shall survive the transfer of the Registrable Securities by such Investor.

(b) Indemnification by the Investors. In connection with any offering in which an Investor is participating pursuant to Section 3, 4 or 5 hereof, such Investor agrees severally and not jointly to indemnify and hold harmless the Company, the other Investors, any underwriter retained by the Company and each Person who controls the Company, the other Investors or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Investors (including indemnification of their respective partners, directors, officers, Affiliates, stockholders, members, employees, trustees and controlling persons), but only to the extent that Liabilities arise out of or are based upon a statement or alleged statement or an omission or alleged omission that was made in reliance upon and in conformity with information with respect to such Investor furnished in writing to the Company by or on behalf of such Investor, and reviewed and approved in writing by such Investor, expressly for use in such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto, including, without limitation, the information furnished to the Company pursuant to Section 8(b) hereof and, subject to the provisions of this Section 9, will reimburse the Company, such directors, controlling persons, such other Investors and the underwriters for any legal and any other expenses reasonably incurred, as they are incurred, in connection with investigating and defending or settling any such Liability; provided, however, that the total amount to be indemnified by such Investor pursuant to this Section 9(b) shall be limited to the dollar amount of net proceeds (after deducting the underwriters’ discounts and commissions and net of all expenses paid by such Investor in connection with any claim relating to this Section 9 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investors in the offering to which such Disclosure Package, Registration Statement, Prospectus, Free Writing Prospectus or such amendment or supplement thereto relates. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified person and shall survive the transfer of the Registrable Securities by such Investor.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification or contribution hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. Each Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable and documented out-of-pocket fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the reasonable and documented out-of-pocket fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such reasonable and documented out-of-pocket fees and expenses shall be reimbursed as incurred. No Indemnifying Party shall be liable for any settlement entered into without its written consent. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding. Notwithstanding the foregoing, if at any time an Indemnified Party shall have requested the Indemnifying Party to reimburse the Indemnified Party for fees and expenses of counsel as contemplated by this Section 9, the Indemnifying Party agrees that it shall be liable for any settlement of any proceeding effected without the Indemnifying Party’s written consent if (i) such settlement is entered into more than thirty Business Days after receipt by the Indemnifying Party of the aforesaid request and (ii) the Indemnifying Party shall not have reimbursed the Indemnified Party in accordance with such request or contested the reasonableness of such fees and expenses prior to the date of such settlement.

(d) Contribution. If the indemnification provided for in this Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder or insufficient to hold harmless an Indemnified Party in respect of any Liabilities referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 9(a), 9(b) and 9(c) hereof, any reasonable and documented out-of-pocket legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the total amount to be contributed by any Investor shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Investor in the offering.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Primacy of Indemnification. The Company hereby acknowledges that certain of the Investors have certain rights to indemnification, advancement of expenses and/or insurance provided by certain of its affiliates (collectively, the “Indemnitors”). The Company hereby agrees that (i) it is the Indemnitor of first resort (i.e., its obligations to the Investors are primary and any obligation of the Indemnitors to advance expenses or to provide indemnification for the same Liabilities incurred by any of the Investors are secondary to any such obligation of the Company), (ii) that it shall be liable for the full amount of all Liabilities to the extent legally permitted and as required by the terms of this Agreement and the articles and other organizational documents of the Company (or any other agreement between the Company and the relevant Investor), without regard to any rights any Investor may have against the Indemnitors, and (iii) it irrevocably waives, relinquishes and releases the Indemnitors from any and all claims (x) against the Indemnitors for contribution, indemnification, subrogation or any other recovery of any kind in respect thereof and (y) that any Investor must seek indemnification from any Indemnitor before the Company must perform its indemnification obligations under this Agreement. No advancement or payment by the Indemnitors on behalf of any Investor with respect to any claim for which such Investor has sought indemnification from the Company hereunder shall affect the foregoing. The Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery which any Investor would have had against the Company if the Indemnitors had not advanced or paid any amount to or on behalf of such Investor. The Company and the Investors agree that the Indemnitors are express third party beneficiaries of this Section 9.

10. Rule 144.

With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell Registrable Securities to the public without registration, the Company covenants that, from and after the effective date of the Registration Statement for the Going Public Transaction, the Company shall: (a) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (i) such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 (or any other rule of similar effect) and (ii) such date as there are no longer any Registrable Securities; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; (c) furnish to each Investor, so long as such Investor owns any Registrable Securities, promptly upon request, (i) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act and with the requirements of this Section, (ii) a copy of, or electronic access to, the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (iii) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and (d) use commercially reasonable efforts to comply with Rule 172 under the Securities Act and, promptly upon becoming aware that it does not satisfy the conditions specified in Rule 172 such that an Investor is required to deliver a prospectus in connection with any disposition of Registrable Securities, notify the Investors in writing thereof.

The Company shall, if requested by an Investor, use its commercially reasonable efforts to (i) cause removal of any restrictive legend related to compliance with the federal securities laws set forth on the Registrable Securities and (ii) issue Registrable Securities without any such legend in certificated or book-entry form or by electronic delivery, at the Investor’s option, within 5 Business Days of such request if, in either case, (A) the Registrable Securities may be sold by the Investor without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions, or (B) the Investor has sold or transferred Registrable Securities pursuant to the Registration Statement or in compliance with Rule 144, provided that, in either case, the Investor and its broker shall submit certifications satisfactory to the Company and its transfer agent with respect to such sale or transfer and compliance with the Securities Act and the rules promulgated thereunder, including Rule 144, as applicable. The Company shall, at its expense, use commercially reasonable efforts to instruct the applicable transfer agent, warrant agent or registrar to remove the applicable restrictive legend and to cause counsel to the Company to deliver a customary legal opinion, instruction letter or authorization, if reasonably required by such transfer agent, warrant agent, registrar, The Depository Trust Company or the Investor’s broker or custodian to effect such legend removal, issuance or transfer.

11. Listing. From and after the Going Public Transaction, the Company shall use commercially reasonable efforts to (i) cause all Common Stock to be listed on a national securities exchange and (ii) cause the Warrants to be quoted on the OTC Markets, and to maintain such quotation for so long as the Warrants remain outstanding and constitute Registrable Securities.

12. Miscellaneous.

(a) Stock Splits, etc.  The provisions of this Agreement shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

(b) No Inconsistent Agreements. The Company represents and warrants that, no Person other than the Investors has any right to require the Company to register any securities, or to include any securities in any Registration Statement filed by the Company. On or after the date hereof, the Company shall not enter into any agreement that is inconsistent with or senior to the Investors’ rights under this Agreement, or grant additional registration rights that are senior to the Investors’ rights, or that would allow any Person to be included in any Registration Statement or underwritten offering other than on a basis subordinate to, and subject to cutback in favor of, the Registrable Securities. As among the parties hereto, this Agreement supersedes any other registration rights agreement with similar terms, and in the event of a conflict, this Agreement shall prevail.

(c) Remedies. The Investors, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

(d) Amendments and Waivers.

. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by the Company and the Majority Investors; provided that (i) this Agreement may not be amended with respect to any Investor without the written consent of such Investor unless such amendment applies to all Investors in the same fashion and (ii) the consent of each Investor is required for any amendment to Section 2, Section 9 or the definition of “Registrable Securities.”

(e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopy, electronic transmission, courier service or personal delivery:

(i)	If to the Company:

Ionic Digital Inc.
650 Massachusetts Avenue Northwest, 6th Floor
Washington, DC 20001
Telephone: (754) 273-6593
Email: ***
Attention: Andy Stewart, Chief Executive Officer

with a copy to:

White & Case LLP
1211 Avenue of the Americas
New York, NY 10020-1095
Email: ***
A.J. Ericksen, Daniel Nussen, Russell Deutsch.

(ii)	If to Attestor Value Master Fund, LP:

c/o Attestor Limited

7 Seymour Street

London, W1H 7JW

United Kingdom

Telephone: +44 (0) 20 7074 9610
Email: ***
Attention: Christopher Guth

(iii)	If to Oaktree Capital Management, L.P.:

Oaktree Value Opportunities Fund Holdings, L.P.

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

Beginning March 1, 2027:
555 South Flower Street, Suite 3700

Los Angeles, CA 90071

Telephone: (213) 830-6300
Email: ***
Attention: Colin McLafferty

(iv)	If to Sachem Head Capital Management, LP:

Sachem Head Capital Management, LP

250 West 55th Street, 34th Floor

New York, NY 10019

Telephone: (212) 714-3300
Email: ***
Attention: Michael D. Adamski, General Counsel

with a copy to:

Milbank LLP
55 Hudson Yards
New York, New York 10001
Attention: ***

(v)	If to Citadel Multi-Asset Master Fund Ltd.:

c/o Citadel Enterprise Americas LLC

830 Brickell Plaza, Floor 15

Miami, FL 33131

Email: ***

Attention: Grant Tse (or, in case of account statement, Kirsten

Hedde)

with a copy to:

Choate, Hall & Stewart LLP

Two International Place

Boston, MA 02110

Attention: Tobin P. Sullivan

E-Mail: ***

(vi)	If to Brookdale Global Opportunity Fund or Brookdale International Partners, L.P.:

c/o Weiss Asset Management LP

222 Berkeley St, 16th Floor

Boston, MA 02116

Telephone: 617-778-7780

Email: ***

Attention: Legal Department

(vii)	If to any other Investor, at its address as it appears in the books and records of the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied, or electronically transmitted. Any party may by notice given in accordance with this Section 12(e) designate another address or Person for receipt of notices hereunder.

(f) Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic mail pursuant to Section 232 of the DGCL (or any successor thereto) at the e-mail addresses set forth above or Annex A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing.

(g) Permitted Assignees; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Permitted Assignees of the parties hereto as provided in Section 2(d) hereof. Except as provided in Section 9 hereof, no Person other than the parties hereto and their Permitted Assignees is intended to be a beneficiary of this Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(k) Jurisdiction. Any action or proceeding against any party hereto relating in any way to this Agreement or the transactions contemplated hereby may be brought and enforced in the federal or state courts in the State of New York, and each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the jurisdiction of each such court in respect of any such action or proceeding. Each party, on behalf of itself and its respective successors and assigns, irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, return receipt requested, to such person or entity at the address for such person or entity set forth in Section 12(e) hereof or such other address as such person or entity shall notify the other in writing. The foregoing shall not limit the right of any person or entity to serve process in any other manner permitted by law or to bring any action or proceeding, or to obtain execution of any judgment, in any other jurisdiction.

Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising under or relating to this Agreement or the transactions contemplated hereby in any court located in the State of New York or located in any other jurisdiction chosen by the Company in accordance with Section 12(j) hereof. Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives any claim that a court located in the State of New York is not a convenient forum for any such action or proceeding.

Each party, on behalf of itself and its respective successors and assigns, hereby irrevocably waives, to the fullest extent permitted by applicable United States federal and state law, all immunity from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in any action or proceeding relating in any way to this Agreement or the transactions contemplated hereby in the courts of the State of New York, of the United States or of any other country or jurisdiction, and hereby waives any right it might otherwise have to raise or claim or cause to be pleaded any such immunity at or in respect of any such action or proceeding.

(l) Waiver Of Jury Trial. EACH PARTY, ON BEHALF OF ITSELF AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION BASED UPON, OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

(n) Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement. Terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

(o) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

(p) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

(q) Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

COMPANY:
IONIC DIGITAL INC.

By:
Name:	Andy Stewart
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

INVESTORS:

ATTESTOR VALUE MASTER FUND, LP
Acting through its investment manager
Attestor Limited

By:
Name:	Christopher Guth
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

By:	Oaktree Value Opportunities Fund GP, L.P.
Its:	General Partner

By:	Oaktree Value Opportunities Fund GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:
Name:	Colin McLafferty
Title:	Authorized Signatory

By:
Name:	Steven Tesoriere
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

OAKTREE-COPLEY INVESTMENTS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:
Name:	Colin McLafferty
Title:	Authorized Signatory

By:
Name:	Steven Tesoriere
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

OAKTREE LONDON LIQUID VALUE OPPORTUNITIES FUND (VOF), L.P.

By:	Oaktree London Liquid Value Opportunities Fund (VOF) GP, L.P.
Its:	General Partner

By:	Oaktree London Liquid Value Opportunities GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:
Name:	Colin McLafferty
Title:	Authorized Signatory

By:
Name:	Steven Tesoriere
Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

SACHEM HEAD LP
By: Sachem Head GP LLC, its general partner

By:
Name:	Scott D. Ferguson
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

SACHEM HEAD MASTER LP

By:
Name:	Scott D. Ferguson
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

SH STONY CREEK MASTER LTD.

By:
Name:	Amit Malhotra
Title:	Director

[Signature Page to Registration Rights Agreement]

Annex A

[Name and Address of Transferee]

Ionic Digital Inc.
650 Massachusetts Avenue Northwest, 6th Floor
Washington, DC 20001

[Name and Address of Transferor]

, 20

Ladies and Gentlemen:

Reference is made to the Registration Rights Agreement, dated as of , 2026 (the “Registration Rights Agreement”), by and among Ionic Digital Inc., a Delaware corporation, and the certain stockholders named therein. All capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Registration Rights Agreement.

In connection with the transfer by [Name of Transferor] of Registrable Securities with associated registration rights under the Registration Rights Agreement to [Name of Transferee] as transferee (the “Transferee”), the Transferee hereby agrees to be bound as an Investor by the provisions of the Registration Rights Agreement as provided under Section 2(d)(i) thereto.

This agreement shall be governed by New York law.

Yours sincerely,

[Name of Transferee]

By:
Name:
Title:

Annex A-1

Annex B

PLAN OF DISTRIBUTION

The Investors and their respective donees, pledgees, transferees or other successors-in-interest selling shares of Common Stock, Warrants or interests in shares of Common Stock or Warrants received after the date of the Prospectus from an Investor as a gift, pledge, partnership distribution or other transfer (collectively, the “Selling Stockholders”) may, from time to time, sell, transfer or otherwise dispose of any or all of their Registrable Securities (consisting of shares of Common Stock issued or issuable upon conversion of the Preferred Stock, Warrants and shares of Common Stock issued or issuable upon exercise of the Warrants) or interests in shares of Common Stock or Warrants on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

Notwithstanding anything to the contrary in this Plan of Distribution, all offers, sales, transfers and other dispositions of Registrable Securities described herein (including short sales, hedging and derivative transactions and any resales following the effective date of the Registration Statement) may be effected only to the extent permitted by, and shall remain subject to, the Lock-Up Period (including the carve-out permitting sales at a price per share greater than $70.00 (as adjusted for stock splits, stock dividends, combinations, recapitalizations and similar events)) and the transfer restrictions set forth in the Securities Purchase Agreement.

The Selling Stockholders may use any one or more of the following methods when disposing of Registrable Securities or interests therein:

●	distributions to members, partners, stockholders or other equityholders of the Selling Stockholders;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales effected after the effective date of the Registration Statement, subject to the Lock-Up Period and the transfer restrictions set forth in the Securities Purchase Agreement;

Annex B-1

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise, subject to the Lock-Up Period and the transfer restrictions set forth in the Securities Purchase Agreement;

●	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The Selling Stockholders may, from time to time, pledge or grant a security interest in some or all of the Registrable Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities, from time to time, under the Prospectus, or under an amendment to the Prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of Selling Stockholders to include the pledgee, transferee or other successors-in-interest as Selling Stockholders under the Prospectus, in each case subject to the Lock-Up Period and the transfer restrictions set forth in the Securities Purchase Agreement. The Selling Stockholders also may transfer the Registrable Securities in other circumstances, in which case the transferees, pledgees or other successors-in-interest will be the Selling Stockholders for purposes of the Prospectus.

In connection with the sale of Registrable Securities or interests therein, the Selling Stockholders may, subject to the Lock-Up Period and the transfer restrictions set forth in the Securities Purchase Agreement, enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Registrable Securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by the Prospectus, which shares such broker-dealer or other financial institution may resell pursuant to the Prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the Selling Stockholders from the sale of the Registrable Securities will be the purchase price of the Registrable Securities less discounts or commissions, if any. Each of the Selling Stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Registrable Securities to be made directly or through agents. The Company will not receive any of the proceeds from any resale of Registrable Securities by the Selling Stockholders; upon any exercise of the Warrants by payment of cash, however, the Company will receive the exercise price of the Warrants.

Annex B-2

The Selling Stockholders also may resell all or a portion of the Registrable Securities in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements of the Securities Act. The Selling Stockholders and any underwriters, broker-dealers or agents that participate in the sale of the Registrable Securities or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act (it being understood that the Selling Stockholders shall not be deemed to be underwriters solely as a result of their participation in any resale effected pursuant to the Registration Statement). Any discounts, commissions, concessions or profit they earn on any resale of the Registrable Securities may be underwriting discounts and commissions under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the Registrable Securities to be sold, the names of the Selling Stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the Registration Statement that includes the Prospectus. Such prospectus supplement or post-effective amendment, and any underwritten offering of Registrable Securities, shall be effected in accordance with, and remain subject to, the applicable provisions of the Registration Rights Agreement (including the demand, piggyback and underwritten shelf takedown provisions thereof).

In order to comply with the securities laws of some states, if applicable, the Registrable Securities may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the Registrable Securities may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with. The Company has advised the Selling Stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the Selling Stockholders and their affiliates. The Company has agreed to indemnify the Selling Stockholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the Registrable Securities offered by the Prospectus, and the Company has agreed to keep the Registration Statement continuously effective until the Registrable Securities cease to be Registrable Securities in accordance with the Registration Rights Agreement.

Annex B-3

Annex C

PLAN OF DISTRIBUTION

The Registered Stockholders and their pledgees, donees, transferees, assignees, or other successors-in-interest may sell their shares of Class A common stock covered hereby pursuant to brokerage transactions on the Nasdaq Global Select Market or any other public exchange or registered alternative trading system at prevailing market prices at any time after the shares of Class A common stock are listed for trading thereon. All shares held by the Registered Stockholders may be freely sold upon effectiveness of this Registration Statement, subject to the Lock-Up and the transfer restrictions set forth in the Securities Purchase Agreements. In addition, the remaining issued and outstanding shares of our Class A common stock may be freely sold in the public market in reliance upon exemptions from registration under the Securities Act.

We are not party to any arrangement with any registered stockholder or any broker-dealer with respect to sales of shares of Class A common stock by the registered stockholders, except we will engage financial advisors with respect to certain other matters relating to our listing, as further described below. As such, we do not anticipate receiving any notice as to if and when any Registered Stockholder may elect to sell their shares of Class A common stock or the prices at which any such sales may occur, and there can be no assurance that any Registered Stockholders will sell any or all of the shares of Class A common stock covered by this prospectus.

We will not receive any proceeds from the sale of shares of Class A common stock by the Registered Stockholders. Upon any exercise of the Warrants by payment of cash, however, we will receive the exercise price of the Warrants. We expect to recognize certain non-recurring costs as part of our transition to a publicly-traded company, consisting of professional fees and other expenses. As part of our direct listing, these fees will be expensed in the period incurred and not deducted from net proceeds to the issuer as they would be in an initial public offering.

We have engaged J.P. Morgan, Jefferies and BTIG, as our financial advisors to advise and assist us with respect to certain matters relating to our listing. These matters include assisting us in defining our objectives with respect to the filing of the registration statement of which this prospectus forms a part, our preparation of the registration statement of which this prospectus forms a part, our preparation of investor communications and presentations in connection with investor education, and being available to consult with Nasdaq, including on the day that our shares of Class A common stock are initially listed on the Nasdaq Global Select Market.

In addition, J.P. Morgan will determine when our shares of Class A common stock are ready to trade and to approve proceeding with the opening of trading at the current reference price (as defined below). However, the financial advisors have not been engaged to participate in investor meetings or to otherwise facilitate or coordinate price discovery activities or sales of our Class A common stock in consultation with us, except as described herein.

Annex C-1

On the day that our shares of Class A common stock are initially listed on the Nasdaq Global Select Market, Nasdaq will begin accepting, but not executing, pre-opening buy and sell orders and will begin to continuously generate the indicative current reference price on the basis of such accepted orders. During a 10-minute “Display Only” period, market participants may enter quotes and orders in Class A common stock in Nasdaq’s systems and such information is disseminated, along with other indicative imbalance information, to J.P. Morgan and other market participants (including the other financial advisors) by Nasdaq on its NOII and BookViewer tools. Following the “Display Only” period, a “Pre-Launch” period begins, during which J.P. Morgan, in its capacity as our designated financial advisor to perform the functions under Nasdaq Rule 4120(c)(8), must notify Nasdaq that our shares are “ready to trade.” Once J.P. Morgan has notified Nasdaq that our shares of Class A common stock are ready to trade, Nasdaq will calculate the current reference price (as defined below) for our shares of Class A common stock, in accordance with Nasdaq’s rules. If J.P. Morgan then approves proceeding at the current reference price, Nasdaq will conduct price validation checks in accordance with Nasdaq rules. As part of conducting its price validation checks, Nasdaq may consult with J.P. Morgan and other market participants (including the other financial advisors). Upon completion of such price validation checks the applicable orders that have been entered will then be executed at such price and regular trading of our shares of Class A common stock on the Nasdaq Global Select Market will commence.

Under Nasdaq’s rules, the “current reference price” means: (i) the single price at which the maximum number of orders to buy or sell our shares of Class A common stock can be matched; (ii) if more than one price exists under clause (i), then the price that minimizes the number of our shares of Class A common stock for which orders cannot be matched; (iii) if more than one price exists under clause (ii), then the entered price (i.e. the specified price entered in an order by a customer to buy or sell) at which our shares of Class A common stock will remain unmatched (i.e. will not be bought or sold); and (iv) if more than one price exists under clause (iii), a price determined by Nasdaq after consultation with J.P. Morgan, Jefferies and BTIG in their capacities as financial advisors. J.P. Morgan, Jefferies and BTIG will exercise any consultation rights only to the extent that they may do so consistent with the anti-manipulation provisions of the federal securities laws, including Regulation M (to the extent applicable), or applicable relief granted thereunder. In determining the current reference price, Nasdaq’s algorithms will match orders that have been entered into and accepted by Nasdaq’s system. This occurs with respect to a potential current reference price when orders to buy shares of Class A common stock at an entered bid price that is greater than or equal to such potential current reference price are matched with orders to sell a like number of shares of Class A common stock at an entered asking price that is less than or equal to such potential current reference price.

The Registered Stockholders will not be involved in Nasdaq’s price-setting mechanism, including any decision to delay or proceed with trading, nor will they control or influence J.P. Morgan, Jefferies and BTIG in carrying out their roles as our financial advisors. We will not be involved in the price-setting process.

To illustrate, as a hypothetical example of the calculation of the current reference price, if Nasdaq’s algorithms matched all accepted orders as described above, and two limit orders remained — a limit order to buy 500 shares of Class A common stock at an entered bid price of $10.01 per share and a limit order to sell 200 shares of Class A common stock at an entered asking price of $10.00 per share — the current reference price would be determined as follows:

●	Under clause (i), if the current reference price is $10.00, then the maximum number of additional shares that can be matched is 200. If the current reference price is $10.01, then the maximum number of additional shares that can be matched is also 200, which means that the same maximum number of additional shares would be matched at the price of either $10.00 or $10.01.

Annex C-2

●	Because more than one price under clause (i) exists, under clause (ii), the current reference price would be the price that minimizes the imbalance between orders to buy or sell (i.e. minimizes the number of shares that would remain unmatched at such price). Selecting either $10.00 or $10.01 as the current reference price would create the same imbalance in the limit orders that cannot be matched, because at either price 300 shares would not be matched.

●	Because more than one price under clause (ii) exists, then under clause (iii), the current reference price would be the entered price at which orders for shares of Class A common stock at such entered price will remain unmatched. In such case, choosing $10.01 would cause 300 shares of the 500 share limit order with the entered price of $10.01 to remain unmatched, compared to choosing $10.00, where all 200 shares of the limit order with the entered price of $10.00 would be matched, and no shares at such entered price remain unmatched. Thus, Nasdaq would select $10.01 as the current reference price because orders for shares at such entered price will remain unmatched.

The above example (including the prices) is provided solely by way of illustration.

J.P. Morgan, as the designated financial advisor under Nasdaq Rule 4120(c)(8), will determine when our shares of Class A common stock are ready to trade and approve proceeding at the current reference price primarily based on consideration of volume, timing, and price. In particular, J.P. Morgan will determine, based primarily on pre-opening buy and sell orders, when a reasonable amount of volume will cross on the opening trade such that sufficient price discovery has been made to open trading at the current reference price. If J.P. Morgan does not approve proceeding at the current reference price (for example, due to the absence of adequate pre-opening buy and sell interest), J.P. Morgan will request that Nasdaq delay the open until such a time that sufficient price discovery has been made to ensure a reasonable amount of volume crosses on the opening trade.

Similar to a Nasdaq-listed underwritten initial public offering, in connection with the listing of our shares of Class A common stock, the financial advisors and buyers and sellers (or their brokers) who have subscribed will have access to the Nasdaq Stock Market’s Order Imbalance Indicator (sometimes referred to as the Net Order Imbalance Indicator), a widely available, subscription-based data feed, prior to submitting buy or sell orders. Nasdaq’s electronic trading platform simulates auctions every second to calculate a current reference price, the number of shares that can be paired off the current reference price, the number of shares that would remain unexecuted at the current reference price and whether a buy-side or sell-side imbalance exists, or whether there is no imbalance, in order to disseminate that information continuously to buyers and sellers via the Order Imbalance Indicator data feed.

However, because this is not an underwritten initial public offering, there will be no “book building” process (i.e., an organized process pursuant to which buy and sell interest is coordinated in advance to some prescribed level – the “book”). Moreover, prior to the opening trade, there will not be a price at which underwriters initially sold shares of our Class A common stock to the public as there would be in an underwritten initial public offering. This lack of an initial public offering price could impact the range of buy and sell orders collected by the Nasdaq Global Select Market from various broker-dealers. Consequently, the public price of our shares of Class A common stock may be more volatile than in an underwritten initial public offering and could, upon listing on the Nasdaq Global Select Market, decline significantly and rapidly.

Annex C-3

In addition, in order to list on the Nasdaq Global Select Market, we are also required to have at least three registered and active market makers. We understand that J.P. Morgan, Jefferies and BTIG intend (but are not obligated) to act as registered and active market makers, although any such market-making, if commenced, may be discontinued at any time. Further, our financial advisors may assist interested registered stockholders with the establishment of brokerage accounts.

In addition to sales made pursuant to this prospectus, the shares of Class A common stock covered by this prospectus may be sold by the Registered Stockholders in individually negotiated transactions exempt from the registration requirements of the Securities Act. Under the securities laws of some states, shares of Class A common stock may be sold in such states only through registered or licensed brokers or dealers. The Registered Stockholders may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of Class A common stock covered hereby or interests in shares of Class A common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The Registered Stockholders may use any one or more of the following methods when disposing of shares of Class A common stock covered hereby or interests therein:

●	distributions to members, partners, stockholders or other equityholders of the Registered Stockholders;

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	short sales effected after the effective date of the Registration Statement, subject to the Lock-Up and the transfer restrictions set forth in the Securities Purchase Agreements;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise, subject to the Lock-Up and the transfer restrictions set forth in the Securities Purchase Agreements;

Annex C-4

●	broker-dealers may agree with the Registered Stockholders to sell a specified number of such shares at a stipulated price per share;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The Registered Stockholders may from time to time transfer, distribute (including distributions in kind by Registered Stockholders that are investment funds), pledge, assign, or grant a security interest in some or all the shares of Class A common stock owned by it and, if it defaults in the performance of its secured obligations, the transferees, distributees, pledgees, assignees, or secured parties may offer and sell the shares of Class A common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of the registered stockholders to include the transferee, distributee, pledgee, assignee, or other successors in interest as Registered Stockholders under this prospectus. The Registered Stockholders also may transfer the shares in other circumstances, in which case the transferees, distributes, pledgees, or other successors in interest will be the registered beneficial owners for purposes of this prospectus.

In connection with the sale of shares of Class A common stock or interests therein, the Registered Stockholders may, subject to the Lock-Up and the transfer restrictions set forth in the Securities Purchase Agreements, enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of Class A common stock in the course of hedging the positions they assume. The Registered Stockholders may also sell shares of Class A common stock short and deliver these securities to close out their short positions, or loan or pledge shares of Class A common stock to broker-dealers that in turn may sell these securities. The Registered Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to the Prospectus (as supplemented or amended to reflect such transaction).

If any of the Registered Stockholders utilize a broker-dealer in the sale of the shares of Class A common stock being offered by this prospectus, such broker-dealer may receive commissions in the form of discounts, concessions, or commissions from such registered stockholder or commissions from purchasers of the shares of Class A common stock for whom they may act as agent or to whom they may sell as principal. The aggregate proceeds to the Registered Stockholders from the sale of the shares of Class A common stock will be the purchase price of the shares of Class A common stock less discounts or commissions, if any. Each of the Registered Stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of shares of Class A common stock to be made directly or through agents.

Annex C-5

The Registered Stockholders also may resell all or a portion of the shares of Class A common stock in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule, or another available exemption from the registration requirements of the Securities Act. The Registered Stockholders and any underwriters, broker-dealers or agents that participate in the sale of the shares of Class A common stock or interests therein may be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act (it being understood that the Registered Stockholders will not be deemed to be underwriters solely as a result of their participation in any resale effected pursuant to the registration statement of which this prospectus forms a part). Any discounts, commissions, concessions or profit they earn on any resale of the shares of Class A common stock may be underwriting discounts and commissions under the Securities Act. Registered Stockholders who are “underwriters” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of Class A common stock to be sold, the names of the Registered Stockholders, the respective purchase prices and public offering prices, the names of any agent, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement of which this prospectus forms a part. Such prospectus supplement or post-effective amendment, and any underwritten offering of shares of Class A common stock, will be effected in accordance with, and remain subject to, the applicable provisions of the Registration Rights Agreement.

In order to comply with the securities laws of some states, if applicable, the shares of Class A common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the shares of Class A common stock may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with. We have advised the Registered Stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the Registered Stockholders and their affiliates. The Company has agreed to indemnify the Registered Stockholders against certain liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares of Class A common stock offered by this prospectus.

Annex C-6